UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2023

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 15, 2023, SeaStar Medical Holding Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue to the Purchaser, in a series of up to four closings, senior unsecured convertible notes (the “Notes”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in a principal amount of up to approximately $9.8 million and warrants (the “Warrants”, and together with the Notes, the “Securities”) to purchase shares of the Company’s Common Stock (the “Convertible Note Financing”). In connection with the Convertible Note Financing, the Company entered into a Registration Rights Agreements, dated March 15, 2023 (the “Registration Rights Agreement”), with the Purchaser. Under the terms of the Registration Rights Agreement, the Company agreed to file a resale registration statement with the SEC and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within certain time frames. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay liquidated damages.

On August 7, 2023, the Company and the Purchaser entered into that First Amendment to Securities Purchase Agreement (the “SPA Amendment”), pursuant to which the provisions of the third closing in the Purchase Agreement are amended and, commencing after the Second Closing Date (as defined in the Purchase Agreement) and except for the Initial Funding (as defined below), the Purchaser shall have the discretion to purchase additional Securities in an aggregate principal amount, including the Initial Funding, of $2 million, provided that the Purchaser shall purchase additional Securities in an aggregate principal amount of $1 million in two tranches no later than September 5, 2023 (the “Initial Funding”). On August 7, 2023, the Company issued a Note, convertible into shares of Common Stock at an initial conversion price of $0.20, in a principal amount of $543,478.26, and a Warrant to purchase up to 738,791 shares of Common Stock.

Also on August 7, 2023, the Company and the Purchaser entered into that First Amendment to Registration Rights Agreement (the “RRA Amendment”), pursuant to which, commencing on the 91st calendar day after the effective date of the RRA Amendment, the Company shall use commercially reasonable efforts to file a resale registration statement within 15 calendar days after the Purchaser’s request therefor and to cause such registration statement to be declared effective by the SEC within certain time frames.

In connection with the SPA Amendment and RRA Amendment, the Company and the Purchaser entered into that certain letter agreement (the “Letter Agreement”) providing for, among other things, (i) certain adjustment mechanisms for the Conversion Price (as defined in the Notes) of the existing Notes and additional Notes issued or to be issued under the Purchase Agreement, as amended, (ii) a 6-months waiver period of any cash payment obligations of the Company under each existing Note on each installment date and/or interest date, and (iii) the issuance of an additional Warrant to purchase an aggregate of 4,765,620 shares of Common Stock.

The foregoing descriptions of the SPA Amendment, the RRA Amendment, and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and incorporated herein by reference.

Amendments of Promissory Notes

Also on August 7, 2023, the Company entered into certain amendment and waiver (the “Waivers” and each, a “Waiver”) with each of Maxim Group LLC, LM Funding America, Inc. and LMFAO Sponsor, LLC (each, a “Lender”), with respect to certain promissory notes issued to each Lender, pursuant to which each Lender (i) waives its right to receive any mandatory prepayment for any proceeds received by the Company in the Convertible Note Financing and (ii) agrees to extend the maturity date under the applicable promissory note to 91 days after the last maturity date applicable to any of the Notes issued pursuant to the Purchase Agreement, as amended.

The foregoing descriptions of the Waivers to each Lender do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.4, 10.5 and 10.6 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, dated August 7, 2023, by and between the Company and 3i, LP.
10.2	First Amendment to Registration Rights Agreement, dated August 7, 2023, by and between the Company and 3i, LP.
10.3	Letter Agreement, dated August 7, 2023, by and between the Company and 3i, LP.
10.4	Third Amendment, Consent and Waiver Agreement, dated August 7, 2023, by and between the Company and Maxim Group LLC.
10.5	Third Amendment, Consent and Waiver Agreement, dated August 7, 2023, by and between the Company and LM Funding America, Inc.
10.6	Third Amendment, Consent and Waiver Agreement, dated August 7, 2023, by and between the Company and LMFAO Sponsor, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation
		By:	/s/ Eric Schlorff
Date:	August 7, 2023	Name:	Eric Schlorff
		Title:	Chief Executive Officer